UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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NEXTGEN HEALTHCARE, INC.

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David Sides, MBA, MHA PRESIDENT & CEO Accomplished Leader with Proven Record Growing, Scaling and Diversifying Premier Healthcare Technology/Software Companies Strategic, Results-Oriented Executive “ NextGen Healthcare has an incredible Extensive leadership experience, including at a global leader in virtual future as we partner with our clients care and one of the largest suppliers of health information technology to improve their productivity and services, devices and hardware patient outcomes. Investments made over the past five years in talent and As COO of Teladoc, led all commercial functions as revenues doubled in 2020 and are on track to exceed $2B in 2021 technology position NextGen Healthcare in the sweet spot of long-term industry trends, such as connected health Owned Cerner’s global P&L for the consulting business, including all functions from sales through implementation and population health analytics. I am energized by the Company’s work to At Cerner, created new methodologies for deployment, new service lines capitalize on these trends and empower and development plans for 3,500 associates, growing the consulting the transformation of ambulatory care. business from $643M in 2008 to $1.031B in 2012 Together with NextGen Healthcare’s talented employees, I am committed Led the full-scale turnaround of Streamline Health Solutions as CEO, to accelerating NextGen Healthcare’s growing revenue, EBITDA and cash flow organically growth and value creation by ensuring we remain the trusted partner of choice Recruited by TPG to lead iMDsoft as CEO; delivered >30% increase in revenue while investing in new systems and processes for our valued clients. Respected team builder in all roles, inspiring trust and transforming David Sides ” organizations PRESIDENT & CEO Career Experience 2019-2021 2015-2019 2012-2014 1995-2012 Chief Operating Officer President, CEO, Director CEO SVP, Worldwide Consulting Public Company Board Experience, Industry Associations Education MBA and MHA University of Missouri, Columbia Former Non-Executive Director; Member of Audit Former Director Fellow BA and Nomination and Remuneration Committees University of California, Berkeley

Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www. sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885. Forward Looking Statements This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Your Board’s Independent Director Nominees Represent ALL Shareholders’ Interests and Have Relevant Skills and Necessary Experience to Drive Value Creation ADVANCING DIVERSITY AND NEW PERSPECTIVES: FIVE NEW DIRECTORS IN THE PAST FOUR YEARS DAVID SIDES, JULIE D. GERALDINE MCGINTY, MBA, MHA KLAPSTEIN MD, MBA, FACR New President & CEO Independent Independent Proven record growing, scaling and diversifying An experienced entrepreneur and healthcare Current faculty member at Weill Cornell premier global healthcare software and technology CEO with 20 years of public/private Medicine in New York City, serving as Senior technology companies Board experience, including at Amedisys (Chair Associate Dean for Clinical Affairs and Most recently, COO of Teladoc Health, the of Compensation Committee and Member Associate Professor of Clinical Radiology and global leader in virtual care, where he led of Quality and Governance Committees); at Chief Strategy Officer and Chief Contracting worldwide commercial and operations teams MultiPlan (Member of Audit Committee); at Officer for Weill Cornell Medicine Physician Oak Street Health (Chair of Compensation Organization Previously CEO of Streamline Health, which Committee and Member of Compliance offers RCM solutions for healthcare providers; Committee); and at Revecore In 2019, was named one of the Most Powerful CEO of iMDsoft, a provider of clinical Women in Health IT by Health Data magazine information systems and EMRs for critical, Among other leadership roles, was founding NXGN will benefit from her internationally perioperative and acute care organizations; CEO of Availity, one of the nation’s largest recognized expertise in healthcare strategy SVP, World Wide Consulting of Cerner, a health information networks optimizing supplier of health information technology the automated delivery of critical business and an unwavering advocacy for patient-services, devices and hardware and clinical information among healthcare centered care with strong support for the stakeholders intersection of technology and healthcare Former director at EMIS Group, a major provider of healthcare software, IT and related services, Experience with Healthcare IT and Revenue and at Streamline Health. American College of Cycle Management is directly relevant to Healthcare Executives fellow NXGN’s business PAMELA PURYEAR, DARNELL DENT, DIRECTOR SKILLS NOMINEE PHD, MBA MPA Independent Independent Healthcare IT Exec Strategy / M&A An influential thought leader with expertise in +25-year executive leading managed driving value creation through human capital healthcare plans and advising on plan management, organizational transformation, organizational development and strategy Governance / Comp innovation and operational excellence, with Strategic advisor to Softheon, provider of focus in pharmaceutical, medical device and cloud-based health insurance exchange Finance / Accounting pharmacy sectors of the healthcare industry technology, and Virgin Pulse, global provider Has served as Executive Vice President and Chief of employee well-being solutions Human Resources Officer (CHRO) at Walgreens Previously, CEO of FirstCare Health Plans. Public Co. BOD Boots Alliance; Senior Vice President and CHRO Earlier, senior executive at University of at Zimmer Biomet; and Chief Talent Officer at Pittsburgh Medical Center Health Plan, Pfizer and Hospira. Has also worked in financial UnitedHealthCare, Community Health Plan Clinical Operations services, and led an Organization Development of Washington, Health Net, Lincoln National consulting practice working with clients in Corporation healthcare, consumer products and insurance Human Capital NACD Board Leadership Fellow, Chair of Currently serves on the boards of Petplan NACD Austin Advisory Board. Past Chair of and Rockley Photonics where she chairs both Association of Community Affiliated Health Compensation Committees and serves on one Commercialization Plans and of Texas Association of Community Nomination/Governance Committee Health Plans. Previously, director at Adaptis (Audit Committee member)

Your Board’s Independent Director Nominees Represent ALL Shareholders’ Interests and Have Relevant Skills and Necessary Experience to Drive Value Creation INDEPENDENT DIRECTORS WITH INSTITUTIONAL KNOWLEDGE TO BUILD ON TRANSFORMATION JEFFREY H. MARGOLIS CRAIG A. BARBAROSH 9 Chair Vice Chair 4 OF DIRECTOR NOMINEES ARE DIVERSE BY GENDER, RACE 35 years of healthcare industry experience An experienced board director and attorney, including as CEO of data-driven SaaS specializing in financial and operational technology companies restructuring and M&A 8 OF 9 Currently serves on the boards of Hoag DIRECTOR NOMINEES Extensive board leadership, including Hospital and Hoag Clinic in Orange County, currently serving as Chair of Landec ARE INDEPENDENT CA, Alignment Healthcare, TriNetX, Corporation, a director at Evolent Health and as a Senior Advisor to Blackstone. (member of Strategy and Compensation Has authored several books on Committees), and a director at Sabra Health transforming the healthcare industry Care REIT (Chair of Audit Committee and member of Compensation Committee) Provides NXGN with perspectives and ~5 YEAR insights about strategic growth opportunities, Has provided NXGN’s Board with valuable AVERAGE mentors executives and leverages his industry guidance on governance and a series of TENURE connections to help advance the Company strategic transactions GEORGE H. BRISTOL MORRIS PANNER Independent Independent <5 YEARS 5-10 YEARS >10 YEARS Former CFO and investment banker, where A senior executive with significant expertise in As the Company evolves, so he has experience analyzing, evaluating healthcare technology companies, including and understanding financial statements and with SaaS capabilities, and the law should the Board’s composition. advising on the complexities of strategic and As part of our refreshment efforts, transactional financial matters Currently, CEO of Ambra Health, a cloud- we have identified five new highly based healthcare software company that qualified directors, including our Decades-long career assisting shareholders manages diagnostic imaging and related and managers of businesses formulating and healthcare data new CEO. executing corporate financial transactions and strategies to maximize shareholder value Former Assistant United States Attorney and With their appointments, we have legal advisor to U.S. government agencies, advanced Board diversity and Breadth of his experience helps NXGN including the Department of Justice added decades of highly relevant navigate constantly changing business experience across providers, developments and capital markets Experience at software companies, including at healthcare software companies, and his health insurance, life sciences and legal training, have shaped NXGN’s strategic enterprise software to execute development and operating/execution plans our strategy and deliver leading performance and growth.

Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www. sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885. Forward Looking Statements This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.